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                                                                    EXHIBIT 23.7


                        [M. JEVAHIRIAN & CO. LETTERHEAD]


              CONSENT OF M. JEVAHIRIAN & CO., INDEPENDENT AUDITORS


September 22, 2000

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 3, 2000, with respect to the combined financial statements of ASYNC TECHNOLOGIES, INC. and ASYNC TECHNICAL INSTITUTE, INC. included in the Registration Statement (Form SB-2) and related Prospectus of FutureLink Corp. dated September 22, 2000.


/s/ M. JEVAHIRIAN & CO.
------------------------
    M. Jevahirian & Co.